Exhibit 10.1
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”) is entered into as of January 19, 2021 among ENPRO INDUSTRIES, INC., a North Carolina corporation (the “Parent”), ENPRO HOLDINGS, INC., a North Carolina corporation (“EnPro Holdings”; EnPro Holdings and the Parent, collectively, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Parent and EnPro Holdings, as Domestic Borrowers, the Designated Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, have entered into that certain Second Amended and Restated Credit Agreement, dated as of June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers are required by Section 2.05(b)(i) of the Credit Agreement to prepay the Loans and/or Cash Collateralize the L/C Obligations with the Net Cash Proceeds received by the Loan Parties and Restricted Subsidiaries from the Fairbanks Morse Disposition, on the terms more particularly set forth in Section 2.05(b)(i) of the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Lenders (a) amend the Credit Agreement as set forth below and (b) waive the Borrowers’ obligation under Section 2.05(b)(i) of the Credit Agreement to prepay the Loans and/or Cash Collateralize the L/C Obligations with the Net Cash Proceeds received by the Loan Parties and Restricted Subsidiaries from the Fairbanks Morse Disposition, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments.

(a)    Clause (o) in the definition of “Disposition” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(o) the issuance of minority common Equity Interests (i) in the Lunar Acquisition Subsidiary to holders of the Equity Interests in LeanTeq and LeanTeq Co., Ltd., a corporation incorporated in Taiwan, upon execution and delivery of the Lunar Acquisition Subsidiary LLC Agreement, so long as, immediately after giving effect thereto, such minority Equity Interests represent no more than 10% of the issued and outstanding Equity Interests in the Lunar Acquisition Subsidiary, and (ii) in the Vision Acquisition Subsidiary to holders of the Equity Interests in Alluxa, upon execution and delivery of the Vision Acquisition Subsidiary LLC Agreement, so long as, immediately after giving effect thereto, such minority Equity Interests represent no more than 7% of the issued and outstanding Equity Interests in the Vision Acquisition Subsidiary.

(b)    Section 1.01 of the Credit Agreement is amended to add the following defined terms in the appropriate alphabetical order:
“Alluxa” means Alluxa, Inc., a California corporation.

“Vision Acquisition” means a Permitted Acquisition in which the Vision Acquisition Subsidiary acquires 100% of the Equity Interests in Alluxa.

“Vision Acquisition Subsidiary” means Vision Investment, LLC, a Delaware limited liability company that is a direct Wholly-Owned Subsidiary of EnPro Holdings immediately prior to giving effect to the Vision Acquisition.

“Vision Acquisition Subsidiary LLC Agreement” means the amended and restated limited liability company operating agreement of the Vision Acquisition Subsidiary to be entered into in connection with, and dated as of the date of, the Vision Acquisition, by and among the Vision Acquisition Subsidiary and the members of the Vision Acquisition Subsidiary party thereto, which agreement (a) provides for the issuance of minority common Equity Interests in the Vision Acquisition Subsidiary to certain holders of the Equity Interests in Alluxa representing no more than 7% of the issued and outstanding Equity Interests in the Vision Acquisition Subsidiary immediately after giving effect to such issuance, (b) provides for the repurchase of such minority Equity Interests by EnPro Holdings or the Vision Acquisition Subsidiary in 3 installments at the end of 2023, 2024 and 2025, as well as repurchase rights upon death, disability or separation from employment, and (c) is otherwise reasonably satisfactory to the Administrative Agent, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of this Agreement.

(c)    The last sentence of Section 1.03(c) of the Credit Agreement is hereby amended to read as follows:

In connection with any calculation of the Consolidated Net Leverage Ratio for purposes of determining the permissibility of the incurrence of any Indebtedness or any other transaction in connection with which Indebtedness is being incurred, (i) the proceeds of such Indebtedness shall not be counted as unrestricted cash and Cash Equivalents, and (ii) any Indebtedness being repaid with the proceeds of such Indebtedness substantially concurrently with the incurrence thereof shall not be considered outstanding.

(d)    Section 8.01(w) of the Credit Agreement is amended to read as follows:

(w)    any encumbrance or restriction (including put and call arrangements) with respect to Equity Interests of any joint venture or similar arrangement securing obligations of such joint venture or pursuant to any joint venture or similar agreement (including (i) the put and call arrangements in the Lunar Acquisition Subsidiary LLC Agreement as in effect on the First Amendment Effective Date and (ii) the put and call arrangements in the Vision Acquisition Subsidiary LLC Agreement as in effect on the date of the Vision Acquisition;

(e)    Section 8.06(g) of the Credit Agreement is amended to read as follows:

(g)    (i) EnPro Holdings or the Lunar Acquisition Subsidiary shall be permitted to repurchase common Equity Interests of the Lunar Acquisition Subsidiary as required or permitted under the terms of the Lunar Acquisition Subsidiary LLC Agreement as in effect on the First Amendment Effective Date and (ii) EnPro Holdings or the Vision Acquisition Subsidiary shall be permitted to repurchase common Equity Interests of the Vision Acquisition Subsidiary as required or permitted under the terms of the Vision Acquisition Subsidiary LLC Agreement as in effect on the date of the Vision Acquisition.

(f)    Section 11.16 of the Credit Agreement is amended to read as follows:

11.16    Electronic Execution.

(a)    The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Secured Parties of a manually signed paper document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”) which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

(b)    The Borrowers hereby acknowledge the receipt of a copy of this Agreement and all other Loan Documents. The Administrative Agent and each Lender may, on behalf of the Borrowers, create a microfilm or optical disk or other electronic image of this Agreement and any or all of the other Loan Documents. The Administrative Agent and each Lender may store the electronic image of this Agreement and the other Loan Documents in its electronic form and then destroy the paper original as part of the Administrative Agent’s and each Lender’s normal business practices, with the electronic image deemed to be an original and of the same legal effect, validity and enforceability as the paper originals.

2.    Waiver. The Lenders party hereto hereby waive the Borrowers’ obligation under Section 2.05(b)(i) of the Credit Agreement to prepay the Loans and/or Cash Collateralize the L/C Obligations with the Net Cash Proceeds received by the Loan Parties and Restricted Subsidiaries from the Fairbanks Morse Disposition. The waiver set forth in this Section 2(a) is a one-time waiver and is limited solely to the Net Cash Proceeds of the Fairbanks Morse Disposition, and nothing contained in this Amendment shall be deemed to constitute (a) a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement, any other Loan Documents or under applicable Law, (b) a waiver or modification of the obligations of the Loan Parties to comply with each and every obligation, covenant, duty, provision and agreement under the Loan Documents, or (c) a course of conduct or course of dealing.

3.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by a Responsible Officer of each Borrower and each Guarantor, by the Required Lenders and by the Administrative Agent.

(b)    Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This

Amendment and the execution and performance hereof by the Loan Parties do not conflict with any Loan Party’s Organization Documents or any law, agreement or obligation by which any Loan Party is bound.

(ii)    This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(d)    The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Amendment, the representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any Compliance Certificate, Pro Forma Compliance Certificate, Loan Notice or Swing Line Loan Notice furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 4(d)(i), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(f)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	ENPRO INDUSTRIES, INC.
a North Carolina corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
ENPRO HOLDINGS, INC.,
a North Carolina corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

GUARANTORS:	APPLIED SURFACE TECHNOLOGY, INC.
a California corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
BELFAB, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
COLTEC INTERNATIONAL SERVICES CO.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
COMPRESSOR PRODUCTS INTERNATIONAL LLC,
a Delaware limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

ENPRO ASSOCIATES, LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK HYGIENIC TECHNOLOGIES, LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK INTERNATIONAL INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK OVERSEAS CORPORATION,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK PIPELINE TECHNOLOGIES, INC.,
a Colorado corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK SEALING TECHNOLOGIES LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

GARRISON LITIGATION MANAGEMENT GROUP, LTD.,
a North Carolina corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GGB, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GGB LLC,
a Delaware limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
QUALISEAL TECHNOLOGY, LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
STEMCO PRODUCTS, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
TECHNETICS GROUP DAYTONA, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

TECHNETICS GROUP LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
TECHNETICS GROUP OXFORD, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
LUNAR INVESTMENT, LLC,
a Delaware limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
LEANTEQ, LLC,
a California limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
VISION INVESTMENT, LLC,
a Delaware limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
ALLUXA, INC.,
a California corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Gavin Shak
Name:    Gavin Shak
Title:    Assistant Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender
By:    /s/ Charles R. Dickerson
Name:    Charles R. Dickerson
Title:    Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Corey Clamp
Name: Corey Clamp
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jodie R. Ayres
Name: Jodie R. Ayres
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Thomas A. Crandall
Name: Thomas A. Crandall
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

HSBC BANK USA, N.A.,
as a Lender
By:    /s/ Kyle T. O'Reilly
Name: Kyle O'Reilly #23203
Title: Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Krutesh Trivedi
Name: Krutesh Trivedi
Title: SVP

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER

TRUIST BANK,
as a Lender
By:    /s/ Katherine Bass
Name: Katherine Bass
Title: Director

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED WAIVER